SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 6, 2002




                        J. C. Penney Funding Corporation
             (Exact name of registrant as specified in its charter)




   Delaware                             1-4947-1                   51-0101524
(State or other jurisdiction     (Commission File No.)         (I.R.S. Employer
     of incorporation )                                      Identification No.)

6501 Legacy Drive
Plano, Texas                                                       75024-3698
(Address of principal executive offices)                            (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000

Item 5.  Other Events and Regulation FD Disclosure

     On September 6, 2002, J. C. Penney Funding Corporation submitted to the Securities and Exchange Commission ("Commission") the Chief Executive Officer and Chief Financial Officer Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Certifications"). A copy of the Certifications is filed herewith as Exhibits 99.1 and 99.2, and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

               99.1 Certification by Chief Executive Officer Required by Section
                    906 of the Sarbanes-Oxley Act of 2002.

               99.2 Certification by Chief Financial Officer Required by Section
                    906 of the Sarbanes-Oxley Act of 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               J. C. PENNEY FUNDING CORPORATION


                                                By:   /s/ Michael P. Dastugue
                                                   -----------------------------
                                                          Michael P. Dastugue
                                                          Chairman of the Board

Date:  September 6, 2002

                                                                   Exhibit 99.1



             CERTIFICATION BY CHIEF EXECUTIVE OFFICER AS REQUIRED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          In  connection  with the  Quarterly  Report  of J. C.  Penney  Funding
     Corporation (the "Company") on Form 10-Q for the period ending July 27, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael P. Dastugue, Chairman of the Board of the Company, certify, as required by Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.




                                                /s/ Michael P. Dastugue
                                                ------------------------
                                                Michael P. Dastugue
                                                Chairman of the Board
                                                J. C. Penney Funding Corporation

                                                                 Exhibit 99.2

             CERTIFICATION BY CHIEF FINANCIAL OFFICER AS REQUIRED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



          In  connection  with the  Quarterly  Report  of J. C.  Penney  Funding
     Corporation (the "Company") on Form 10-Q for the period ending July 27, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William J. Alcorn, Vice President and Controller of the Company, certify, as required by Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.




                                                /s/ William J. Alcorn
                                                ----------------------
                                                William J. Alcorn
                                                Vice President and Controller
                                                J. C. Penney Funding Corporation